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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                November 30, 1998


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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



           Delaware                        1-27                 74-1383447
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
         incorporation)                    Number)        Identification Number)



     2000 Westchester Avenue,                                       10650
      White Plains, New York                                      (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)

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Item 5.  Other Events
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1.                On  November 30, 1998, Texaco and  Shell  Europe  Oil Products
                  announced the termination of discussions which had begun with the signing of a non-binding Memorandum of Understanding in September, 1998, aimed at forming an alliance of their European oil products marketing and manufacturing activities.

                  In this  connection,  on November  30,  1998,  the  Registrant issued a Press Release entitled "Texaco and Shell End Discussions on Formation of European Marketing & Manufacturing Joint Venture," a copy of which is attached hereto as Exhibit
                  99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)               Exhibits

         99.1 Press Release issued by the Registrant dated November 30, 1998, entitled "Texaco and Shell End Discussions on Formation of European Marketing & Manufacturing Joint Venture."



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                                   SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                  TEXACO INC.
                                                           ---------------------
                                                                 (Registrant)





                                                      By:      R. E. Koch
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  November 30, 1998